Putnam
Tax-Free
Health Care
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Tax-Free Health Care Fund's recently concluded fiscal year coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the aftermath of the presidential election have all contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure during the first half of its 2000 fiscal year, completed the year with solid performance and an attractive level of tax exempt income.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, Blake Anderson, successfully positioned the fund to benefit as the market shifted into a more favorable climate. We are confident that his strategies will enable it to take full advantage of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

A number of factors have combined to generate improving results for Putnam Tax-Free Health Care Fund in the first six months of its fiscal period, which ended November 30, 2000. The bond market in general has benefited from a slowing economy since early in the year. Secondly, strong tax receipts at the federal and state level have provided a somewhat more favorable background for the health-care sector. Finally, yields in the sector proved to be attractive during a period of heightened volatility in the stock market. Together, these conditions contributed to relatively stable performance, and your fund enjoyed modest benefits.

Total return for 6 months ended 11/30/00

                 NAV            Market price
-----------------------------------------------------------------------
                4.84%              9.64%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* BONDS BENEFIT FROM VOLATILITY IN EQUITY MARKET

One of the positive influences on fund performance during the six-month period was the unfavorable situation in the equity market. After several years of robust returns, investors turned sour on stocks during the course of 2000, shaken by turbulent markets and concerned about slowing economic growth. Until December, 2000, the Federal Reserve Board had viewed inflationary pressures as the chief risk to the economy, and had tightened monetary policy in response. The consequent economic slowdown caused many companies to lower their profit forecasts. The municipal bond market had already begun to anticipate the beginning of a slowdown in the economy and delivered better performance to investors who had maintained their positions.


[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS*

California           15.4%

Texas                12.9%

Massachusetts        11.2%

Michigan              7.3%

Pennsylvania          5.7%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

In the context of declining interest rates and investors' pursuit of safer investments, the AAA/Aaa-rated sector of the municipal market has benefited the most. Your fund had a large position in AAA/Aaa-rated bonds, which helped it to achieve a small gain at net asset value while its yield remained higher than that of most municipal bond funds. While the lower credit-quality bonds in the portfolio did not perform well, they helped keep the fund's yield at a very attractive level.

* POLITICAL ISSUES KEEP SECTOR YIELDS HIGH

As we have noted in previous fund reports, both government and private insurers are under pressure to reduce the growth rate of health-care spending. This continues to be a main source of risk surrounding hospital bonds. While demographic developments, such as an aging population, contribute to rising demand for hospital services, federal and state governments as well as employers are striving to limit increases in health-related expenses. The Federal Balanced Budget Act of 1997, in particular, placed new caps on federal reimbursements to health-care facilities via the Medicare and Medicaid programs. Meanwhile, health-maintenance organizations have proved to be tough negotiators on behalf of employers, compelling hospitals to hold the line on prices.

While the general trend is still toward a lower rate of growth in health-care spending, the strength of the economy has eased some of the pressure on hospitals. Thanks to better-than-expected tax receipts, the federal government has been a bit more generous with reimbursements. Private employers who are the main buyers of coverage have, in many cases, been willing to shoulder a portion of rising costs in order to maintain a level of benefits competitive enough to attract and retain employees.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 46.6%

Aa/AA -- 5.7%

A -- 5.1%

Baa/BBB -- 14.6%

Ba/BB -- 14.5%

B -- 13.1%

Other -- 0.4%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Health-care issues figured prominently in the 2000 U.S. election campaigns at both federal and state levels. Given that both major political parties' presidential campaigns proposed new health-care spending, albeit primarily for prescription drugs, there is at least some possibility that the federal budget surplus could be a source of health-care funding. We will be monitoring developments in the new Congress, since many congressional campaigns committed to tighter regulation of HMOs. We'll watch for the effect this might have on health-care institutions.

* PORTFOLIO STRUCTURE REMAINS CONSISTENT

Since your fund emphasizes one sector of the municipal bond market, we focus primarily on our credit research to identify the best opportunities for a high level of tax-exempt income. We also actively manage the fund with techniques such as adjusting the credit structure and duration stance of the portfolio. During the period, the fund maintained its credit barbell profile, meaning that we have concentrated assets at high and low credit levels, with little invested in the middle levels. For example, nearly half of the fund's holdings have the highest credit rating of AAA/Aaa, a position that is offset by investments in a combination of BBB/Baa-rated bonds, the lowest investment-grade level, and in bonds rated below-investment grade. The fund's duration -- its sensitivity to interest rates -- has been neutral relative to the market, meaning that we correctly anticipated that long-term interest rates would be generally stable in most sectors.

In the past six months, there has been little reason to modify the portfolio. Higher-quality bonds have enjoyed modest price appreciation, while the lower credit tiers continue to offer an attractive level of income to compensate for credit risks. This was true not only for municipal bonds but also for other fixed-income securities.

In these conditions we have been able to add a small number of new holdings with attractive yield characteristics. At the same time we have renewed our focus on credit risk. Credit rating downgrades have far exceeded upgrades in the health-care sector, and unease in the market has created opportunities. For example, we took advantage of some opportunities in which risk concerns pushed down the prices of bonds at the lowest investment-grade tier, making their yields equivalent to those of lower-rated, high-yield bonds.

* ECONOMIC CONDITIONS MAY REMAIN FAVORABLE

Most of the trends that we have discussed in this report are likely to remain in place during the second half of the fund's fiscal year. The contentious issues surrounding health-care funding are likely to remain, keeping the sector among the most risky but also the highest-yielding areas of the municipal market. The macroeconomic background should remain mostly supportive. The Fed continues to adjust monetary policy seeking stable, non-inflationary growth. Indeed, after deciding not to raise interest rates at its November and December meetings, the Fed subsequently cut interest rates in early January, 2001, after the close of the fund's fiscal period, to prevent further slowing in business activity. Continued economic growth is positive for employers and for governments paying healthcare bills. In turn, these conditions may be positive for hospitals and health-care institutions. At Putnam, our credit analysts will continue the market for opportunities as economic conditions and the yield curve change. We will continue to monitor possibilities to improve the fund's credit profile while maintaining its yield.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one industry and involves more risk than a fund that invests more broadly.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                                                 Lehman Bros.
                                    Market         Municipal     Consumer
                        NAV          price        Bond Index    price index
---------------------------------------------------------------------------
6 months               4.84%          9.64%          7.08%         1.57%
---------------------------------------------------------------------------
1 year                 4.95          14.01           8.18          3.44
---------------------------------------------------------------------------
5 years               29.50          34.84          30.88         13.26
Annual average         5.31           6.16           5.53          2.52
---------------------------------------------------------------------------
Life of fund
(since 6/29/92)       74.12          50.34          69.52         24.25
Annual average         6.81           4.96           6.47          2.61
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/00

-------------------------------------------------------------------------------
Distributions (number)                                  6
-------------------------------------------------------------------------------
Income 1                                             $0.45
-------------------------------------------------------------------------------
Capital gains 1                                        --
-------------------------------------------------------------------------------
  Total                                              $0.45
-------------------------------------------------------------------------------
Share value:                                NAV                Market price
-------------------------------------------------------------------------------
5/31/00                                   $13.18                  $11.750
-------------------------------------------------------------------------------
11/30/00                                   13.34                   12.438
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                     6.75%                   7.24%
-------------------------------------------------------------------------------
Taxable equivalent 3                       11.18                   11.99
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV and market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                                                     NAV       Market price
-------------------------------------------------------------------------------
6 months                                            5.31%          9.49%
-------------------------------------------------------------------------------
1 year                                              7.94          22.69
-------------------------------------------------------------------------------
5 years                                            30.75          40.29
Annual average                                      5.51           7.01
-------------------------------------------------------------------------------
Life of fund
(since 6/29/92)                                    77.32          54.27
Annual average                                      6.96           5.23
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an unmanaged list of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds representative of the municipal bond market. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (101.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
     $    2,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA         $    2,092,260

Arizona (5.2%)
-------------------------------------------------------------------------------------------------------------------
          6,380,000 Cochise Cnty., Indl. Dev. Rev. Bonds (Sierra Vista
                    Cmnty. Hosp.), Ser. B, 8 1/2s, 12/1/21                                AAA             6,714,950
          1,000,000 Pima Cnty., Indl. Dev. Auth. Hlth. Care Fac.
                    Rev. Bonds, Ser. A, 8 1/2s, 11/15/32                                  B/P               988,750
          1,875,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                      B/P             1,846,875
                                                                                                      -------------
                                                                                                          9,550,575

California (15.4%)
-------------------------------------------------------------------------------------------------------------------
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Cap. Appn. Sub. Pub. Impt.) Ser. C, FSA
         12,485,000 zero %, 9/1/34                                                        Aaa             1,825,931
         17,000,000 zero %, 9/1/30                                                        Aaa             3,123,750
         17,000,000 zero %, 9/1/29                                                        Aaa             3,293,750
          1,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB               853,750
          4,000,000 Corona, COP (Hosp. Syst. Inc.), Ser. C, 8 3/8s,
                    7/1/11(acquired 3/5/96, cost $4,000,000)
                    (In default) (NON) (RES)                                              B-/P            1,600,000
         17,105,000 Riverside Cnty., Asset Leasing Corp. Leasehold
                    Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
                    zero %, 6/1/25                                                        Aaa             4,212,106
          3,000,000 San Bernardino Cnty., IF COP
                    (PA-100-Med. Ctr. Fin.), MBIA, 6 1/2s, 8/1/28
                    (acquired 6/27/95, cost $3,237,720) (RES) (SEG)                       AAA/P           3,701,250
          4,750,000 San Francisco, City & Cnty. Arpts.
                    Rev. Bonds, FGIC, 7.386s, 5/1/25
                    (acquired 1/3/96, cost $5,354,105) (RES)                              AAA             5,563,438
          1,000,000 San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                             AAA               168,750
          4,075,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB+/P           4,018,969
                                                                                                      -------------
                                                                                                         28,361,694

Colorado (3.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Hlth. Facs. Auth. Rev. Bonds
                    (Hosp. Impt.-NCMC, Inc.), FSA, 5 3/4s, 5/15/19                        AAA             3,052,500
          1,250,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A               1,253,125
          1,500,000 Denver, Hlth. & Hosp. Rev. Bonds, Ser. A,
                    5 3/8s, 12/1/28                                                       Baa2            1,196,250
                                                                                                      -------------
                                                                                                          5,501,875

Connecticut (5.0%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Dev. Auth. 1st Mtge. Rev. Bonds
                    (Inter-Church Residences Inc.)
          3,500,000 9 5/8s, 4/1/21                                                        Aaa             3,676,050
          1,200,000 9 1/2s, 5/1/13                                                        Aaa             1,259,772
                    CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000 (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                      AAA/P           2,182,500
          2,080,000 (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    B/P             2,098,200
                                                                                                      -------------
                                                                                                          9,216,522

Florida (3.9%)
-------------------------------------------------------------------------------------------------------------------
          4,850,000 Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C, MBIA,
                    8.239s, 10/29/21                                                      Aaa             5,222,723
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            1,987,500
                                                                                                      -------------
                                                                                                          7,210,223

Georgia (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Babtist Hlthcare Sys), 6 1/4s, 10/1/18                               B/P               857,500
          2,000,000 GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
                    AMBAC, 6.4s, 1/1/13                                                   A               2,260,000
                                                                                                      -------------
                                                                                                          3,117,500

Illinois (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    IL Dev. Fin. Auth. Rev. Bonds
                    (Cmnty. Rehab. Providers Fac.)
          2,010,000 8 3/4s, 7/1/11                                                        B/P             2,092,008
          1,030,000 8 3/4s, 7/1/11, Prerefunded                                           AAA/P           1,068,738
          2,000,000 IL Hlth. Fac. Auth. Rev. Bonds
                    (Childrens Mem Hosp), Ser. A, AMBAC,
                    5 3/4s, 8/15/25                                                       AAA             2,010,000
                                                                                                      -------------
                                                                                                          5,170,746

Indiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds
                    (Sister of St. Francis Hlth.), MBIA,
                    5 3/8s, 11/1/27                                                       A                 953,750

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Genesis Med. Ctr.), 6 1/4s, 7/1/25                                   A1              1,500,000

Kentucky (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
          1,400,000 9.242s, 10/23/14                                                      Aaa             1,515,500
            600,000 6.436s, 10/23/14                                                      Aaa               661,500
          1,125,000 KY Econ. Dev. Fin. Auth. Hlth. System Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    A-              1,099,688
                                                                                                      -------------
                                                                                                          3,276,688

Louisiana (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 LA Local Govt. Env. Facs.Comnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P            1,509,375
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B/P             1,967,500
                                                                                                      -------------
                                                                                                          3,476,875

Maine (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                    Ser. C, FSA, 5 3/4s, 7/1/30                                           AAA             1,509,375

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,695,000 Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                    8 3/8s, 6/1/22                                                        BB-/P           2,718,581

Massachusetts (11.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             1,310,625
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,585,000 (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA/P           4,019,681
          3,360,000 (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      Ba1             3,482,035
          2,000,000 (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07                     A1              2,071,820
          2,575,000 (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                       AAA/P           2,777,781
          3,500,000 (Sisters Providence Hlth. Syst), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             3,771,250
          3,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds
                    (Residential Dev.), Ser. E, FNMA Coll.,
                    6 1/4s, 11/15/12                                                      Aaa             3,127,500
                                                                                                      -------------
                                                                                                         20,560,692

Michigan (7.3%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Dickinson Cnty., Hosp. Rev. Bonds
                    (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                               Ba1             5,118,750
                    MI State Hosp. Fin. Auth. Rev. Bonds
          4,130,000 (Garden City Hosp.), 8 1/2s, 9/1/17                                   Ba3             4,331,007
            500,000 (Sinai Hosp.), 6.7s, 1/1/26                                           A-                426,250
          1,500,000 Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                       Baa3            1,166,250
          3,100,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39
                    (acquired 12/31/98, cost $3,225,625) (RES)                            B-/P            2,363,750
                                                                                                      -------------
                                                                                                         13,406,007

Minnesota (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Rochester Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                                  BB+/P           1,392,188

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                    Rev. Bonds (Jefferson Memorial Hosp.),
                    6.8s, 5/15/25                                                         Baa2            1,708,500

New Hampshire (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P              793,750
          1,500,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29                     BB+/P           1,301,250
                                                                                                      -------------
                                                                                                          2,095,000

New Jersey (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P               872,500
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          2,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            2,575,000
          1,450,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                              B2              1,310,438
          1,900,000 NJ State Hlth. Care Fac. Fin. Auth.
                    (New Seasons of Mt. Arlingtion), 8 3/4s, 7/1/30                       B/P             1,862,000
                                                                                                      -------------
                                                                                                          6,619,938

New York (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 NY City, Hsg. Dev. Corp. Mtge. VRDN
                    (Multi-Fam. James Twr. Dev.), Ser. A,
                    3.95s, 7/1/05                                                         AA              1,800,000
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret.
                    Rev. Bonds (Jefferson's Ferry), Ser. A,
                    7 1/4s, 11/1/28                                                       BB-/P           1,962,500
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/20                           B-/P              932,500
                                                                                                      -------------
                                                                                                          4,695,000

Ohio (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,006,250

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               Baa2            1,833,750

Pennsylvania (5.7%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                                Aaa             2,339,838
          2,305,000 College Township, Indl. Dev. Auth. 1st Mtge.
                    Hlth. Fac. Rev. Bonds (Nittany Valley
                    Rehab. Hosp.), 7 5/8s, 11/1/07                                        BBB-/P          2,400,081
          1,285,000 PA State Higher Ed. Assistance Agcy. Student Loan,
                    Ser. A&B, 7 1/4s, 7/1/18 (In default) (NON)                           D                 424,050
          2,950,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                    IFB, FGIC, 7.767s, 3/6/12                                             Aaa             3,005,313
          1,000,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                    Rev. Bonds (Graduate Hlth. Syst.), Ser. B,
                    6 1/4s, 7/1/13 (acquired 8/28/96, cost $940,480)
                    (In default) (NON) (RES)                                              D                 330,000
          1,895,000 York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                    Rev. Bonds (Rehabilitation Hosp. of York),
                    7 1/2s, 9/1/07                                                        BBB-/P          1,961,325
                                                                                                      -------------
                                                                                                         10,460,607

South Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                    Hosp.-Franciscan Sisters), 7s, 7/1/15                                 Baa1            3,236,250
            800,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance),
                    Ser. A, 7 3/8s, 12/15/21                                              Baa1              803,000
                                                                                                      -------------
                                                                                                          4,039,250

South Dakota (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 SD State Hlth. & Ed. Fac. Auth. Rev Bonds
                    (Prairie Lakes), 5.65s, 4/1/22                                        Baa2            2,100,000

Tennessee (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA             2,509,375
          1,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 7.425s, 1/1/22                          Aaa             1,816,875
                                                                                                      -------------
                                                                                                          4,326,250

Texas (12.9%)
-------------------------------------------------------------------------------------------------------------------
          3,650,000 Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                    Baptist Hosp.), FSA, 8.074s, 1/1/22 (SEG)                             Aaa             3,955,432
          5,000,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                             AAA/P           5,343,750
            930,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           B/P             1,013,700
          2,500,000 Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             2,050,000
          5,000,000 Harris Cnty. Hlth. Fac. Dev. Corp. VRDN
                    (St. Lukes Episcopal Hosp), 3.4s, 2/15/27                             AA              5,000,000
          3,700,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                          BBB-            2,876,750
                    North Central Hlth. Fac. Dev. Corp.
                    Rev. Bonds (Hosp.)
          1,810,000 Ser. B, 7.861s, 5/15/08                                               Aa2             1,880,135
            190,000 Ser. B, 7.861s, 5/15/08, Prerefunded                                  AAA               201,875
          1,500,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates-Hosp. Prsbytrn Med. Ctr.)
                    Ser D. 3.7s, 12/1/15                                                  Aaa             1,500,000
                                                                                                      -------------
                                                                                                         23,821,642

Utah (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                    8.40s, 5/15/20                                                        Aaa             1,052,880

Vermont (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,870,000 VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                              BBB             1,673,650

Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                    Ser. C, 9.577s, 8/29/23                                               Aaa             1,067,910

West Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,845,000 Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                    Ser. A, 7.65s, 11/1/21                                                Baa1            1,918,247
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $191,903,443) (b)                                        $  187,434,425
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $184,231,646.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $191,903,443, resulting in gross unrealized appreciation and depreciation of $5,345,381 and $9,814,399, respectively, or net unrealized depreciation of $4,469,018.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $13,558,438 or 7.4% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2000.


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000 (Unaudited)

                                    Aggregate Face  Expiration     Unrealized
                       Total Value       Value         Date       Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)           $10,817,031     $10,605,777    Dec-00        $211,254
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $191,903,443) (Note 1)                                        $187,434,425
-------------------------------------------------------------------------------------------
Interest receivable                                                               2,851,844
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      63,531
-------------------------------------------------------------------------------------------
Total assets                                                                    190,349,800

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  4,690,036
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,035,400
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        321,644
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           34,972
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           303
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,273
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               28,526
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,118,154
-------------------------------------------------------------------------------------------
Net assets                                                                     $184,231,646

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $191,849,398
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (746,872)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,613,116)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (4,257,764)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $184,231,646

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($184,231,646 divided by 13,807,168 shares)                $13.34
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                      $6,074,348
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    655,521
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       87,254
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,423
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,733
-------------------------------------------------------------------------------------------
Other                                                                                61,148
-------------------------------------------------------------------------------------------
Total expenses                                                                      818,079
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (58,028)
-------------------------------------------------------------------------------------------
Net expenses                                                                        760,051
-------------------------------------------------------------------------------------------
Net investment income                                                             5,314,297
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (636,565)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     971,476
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the period                                           2,804,499
-------------------------------------------------------------------------------------------
Net gain on investments                                                           3,139,410
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,453,707
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  5,314,297     $ 11,713,031
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   334,911       (1,540,167)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               2,804,499      (15,829,959)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         8,453,707       (5,657,095)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income                                           (6,212,638)     (12,500,690)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 2,241,069      (18,157,785)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   181,990,577      200,148,362
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
and undistributed net investment income of
$746,872 and $151,469, respectively)                                 $184,231,646     $181,990,577
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                      13,807,168       13,807,168
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              Nov. 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.18       $14.50       $15.02       $14.56       $14.11       $14.13
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .38          .85          .89          .91          .93          .94
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .23        (1.26)        (.46)         .50          .42         (.03)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .61         (.41)         .43         1.41         1.35          .91
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.91)        (.90)        (.91)        (.90)        (.93)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.05)        (.04)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.91)        (.95)        (.95)        (.90)        (.93)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.34       $13.18       $14.50       $15.02       $14.56       $14.11
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                        $12.438      $11.750      $14.563      $14.500      $14.125      $13.500
------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                     9.64*      (13.19)        6.89         9.47        11.68         8.74
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $184,232     $181,991     $200,148     $207,331     $200,987     $194,755
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .44*         .88          .90          .89          .90          .92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.88*        6.19         5.98         6.11         6.45         6.62
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.05*       12.37         8.53        16.25         7.92        44.68
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC, ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $2,265,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  277,000    May 31, 2007
     1,988,000    May 31, 2008

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $58,028 under these arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $565 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Notes 3
Purchase and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $24,805,350 and $23,610,400, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Note 5
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended May 31, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                         Votes
                                   Votes for            withheld

Jameson Adkins Baxter             11,617,477            103,928
Hans H. Estin                     11,607,183            114,222
John A. Hill                      11,617,655            103,750
Ronald J. Jackson                 11,617,284            104,121
Paul L. Joskow                    11,618,549            102,856
Elizabeth T. Kennan               11,615,764            105,641
Lawrence J. Lasser                11,613,596            107,809
John H. Mullin III                11,619,142            102,263
Robert E. Patterson               11,617,104            104,301
George Putnam, III                11,619,992            101,413
A.J.C. Smith                      11,611,771            109,634
W. Thomas Stephens                11,613,212            108,193
W. Nicholas Thorndike             11,609,290            112,115

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows: 11,597,711 votes for, and 30,788 votes against, with 92,906 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


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FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

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One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

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TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


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visit our Web site (www.putnaminvestments.com) any time for up-to-date
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The Putnam Funds
One Post Office Square
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---------------------

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